UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2008 (September 12, 2008)
American Claims Evaluation, Inc.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-14807 (Commission File Number)	11-2601199 (IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 938-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-23.1: CONSENT OF HOLTZ RUBENSTEIN REMINICK LLP
EX-99.2: UNAUDITED BALANCE SHEET
EX-99.3: AUDITED BALANCE SHEETS
EX-99.4: UNAUDITED PRO FORMA CONSENSED CONSOLIDATED BALANCE SHEET

EXPLANATORY NOTE
This Form 8-K/A amends the Current Report on Form 8-K of American Claims Evaluation, Inc. (“American Claims”) filed on September 16, 2008 (the “Report”) in connection with the consummation of the acquisition by the Company of all the issued and outstanding shares of Interactive Therapy Group Consultants, Inc. (“ITG”). The purpose of this amendment is to provide the financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were excluded from the original filing in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.
Item 1.01 Entry into a Material Definitive Agreement.
               See disclosure under Item 2.01 below.
Item 2.01 Completion of Acquisition or Disposition of Assets.
               Incorporated herein by reference to Item 2.01 of the Report.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Filed herewith are the financial statements of ITG for the requisite periods.

(b)	Pro Forma financial information.

Filed herewith are the pro forma consolidated financial statements of American Claims and ITG.

(d)	Exhibits.
10.10	Stock Purchase Agreement by and among American Claims Evaluation, Inc., John Torrens, Kyle Palin Torrens and Carlena Palin Torrens, dated September 12, 2008. (Filed as an exhibit to the Report and incorporated herein by reference).

23.1	Consent of Holtz Rubenstein Reminick LLP.

99.1	Press Release of American Claims Evaluation, Inc., dated September 16, 2008. (Filed as an exhibit to the Report and incorporated herein by reference).

99.2	The Unaudited Balance Sheet of Interactive Therapy Group Consultants, Inc. as of June 30, 2008 and the related Statements of Operations and Accumulated Deficit and Cash Flows for the six months ended June 30, 2008 and 2007, and the notes thereto.

99.3	The Audited Balance Sheets of Interactive Therapy Group Consultants, Inc. as of December 31, 2007 and 2006, and the related Statements of Operations and Accumulated Deficit and Cash Flows for the years then ended, and the notes thereto.

99.4	The Unaudited Pro Forma Condensed Consolidated Balance Sheet of American Claims Evaluation, Inc. and Interactive Therapy Group Consultants, Inc. as of June 30, 2008 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for American Claims Evaluation, Inc. and Interactive Therapy Group Consultants, Inc. for the three months ended June 30, 2008 and for the year ended March 31, 2008, and the notes thereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN CLAIMS EVALUATION, INC.

Date: November 26, 2008	By:	/s/ Gary Gelman
Gary Gelman
President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

Exhibit 23.1	Consent of Holtz Rubenstein Reminick LLP

Exhibit 99.2	The Unaudited Balance Sheet of Interactive Therapy Group Consultants, Inc. as of June 30, 2008 and the related Statements of Operations and Accumulated Deficit and Cash Flows for the six months ended June 30, 2008 and 2007, and the notes thereto.

Exhibit 99.3	The Audited Balance Sheets of Interactive Therapy Group Consultants, Inc. as of December 31, 2007 and 2006, and the related Statements of Operations and Accumulated Deficit and Cash Flows for the years then ended, and the notes thereto.

Exhibit 99.4	The Unaudited Pro Forma Condensed Consolidated Balance Sheet of American Claims Evaluation, Inc. and Interactive Therapy Group Consultants, Inc. as of June 30, 2008 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for American Claims Evaluation, Inc. and Interactive Therapy Group Consultants, Inc. for the three months ended June 30, 2008 and for the year ended March 31, 2008, and the notes thereto.

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